TorrayResolute Small/Mid Cap Growth Fund Summary Prospectus April 30, 2017 Investor Class Shares – TRSDX Institutional Class Shares – TRSMX

Before you invest, you may want to review TorrayResolute Small/Mid Cap Growth Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated April 30, 2017, as supplemented and amended from time to time, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://funds.torrayresolute.com/literature.html.  You can also get this information at no cost by calling the Fund (toll-free) at 844-406-4960 or by sending an e-mail request to info@torray.com.

Investment Objective
The TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Shareholder Servicing Plan Fees(1)	0.00%	0.00%
Other Expenses	0.95%	0.99%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	2.01%	1.80%
Less: Fee Waiver and Expense Reimbursement (3)	(0.75)%	(0.79)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (2) (3)	1.26%	1.01%

(1)	Torray LLC (the “Adviser”) has determined that the Fund will not incur any Shareholder Servicing Plan fees through at least April 30, 2018.

(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses (“AFFE”).

(3)
The Adviser has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.00% of the average daily net assets of the Fund.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through April 30, 2026. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation through April 30, 2026).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$128	$400	$692	$1,628
Institutional Class	$103	$322	$558	$1,350

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small and mid-capitalization companies organized in the United States that the Adviser believes should generate excess returns, as compared to the Russell 2500TM Growth Index, with below-market risk over time, namely companies with superior operating and financial characteristics and proven records of increasing earnings on a consistent and sustainable basis.

The Fund typically invests in a portfolio of 25 to 30 small and mid-capitalization stocks with a long-term orientation and a quality focus.  The Fund considers a company to be a small or mid-capitalization company if it has a market capitalization, at the time of purchase, within the capitalization range of the Russell 2500TM Growth Index.  The market capitalizations within the Index vary, but as of March 31, 2017 they ranged from approximately $9.3 million to $24.2 billion.  Although the Fund will invest primarily in the common stocks of U.S. companies, the Fund may invest up to 15% of its assets in common stocks of foreign companies that are organized and headquartered in countries classified as “developed” by MSCI.  As of December 31, 2016, the following foreign countries were classified as “developed” by MSCI: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the UK. As a part of its investment in foreign companies, the Fund may also invest in American Depository Receipts (“ADRs”), which are dollar-denominated negotiable certificates issued by a U.S. Bank representing a specified number of shares in a foreign stock that is traded on a U.S. exchange, with the underlying security held by a U.S. financial institution overseas.

In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which the Fund invests in foreign companies will fluctuate from time to time depending on the Adviser’s assessment of prevailing market, economic and other conditions.

The Adviser selects securities for the Fund’s investment portfolio by using a bottom-up quantitative and qualitative analysis to identify companies that exhibit sustainable growth characteristics, including durable competitive advantages, high returns on equity, efficient use of capital, demonstrated low volatility in financial and operating metrics, low exposure to cyclical trends, and capital allocation discipline.  Risk management is a key component of the Adviser’s portfolio construction process. In the security selection and portfolio construction process, the Adviser targets low correlation among existing and prospective holdings as measured by security price changes over 3, 5 and 10 year periods. The Adviser also employs individual position limits of 7% of total assets in order to manage risk.  The Adviser may reduce or sell investment positions for a variety of reasons, including when it identifies superior ideas, when valuations are excessive, when operating volatility increases, when sector or position limits are exceeded, or when an original investment thesis fails.  While the Fund will not concentrate its investments in any one industry, the Fund may have a significant exposure to one or more sectors of the economy.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other investment vehicles with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of larger, more established companies.

Limited Holdings Risk.  The Fund may have a relatively high percentage of assets in a single or small number of issuers, which may result in increased volatility.

Sector Emphasis Risk.  The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.  Some industry sectors have particular risks that may not affect other sectors.

Growth-Style Investing Risk.  Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.  Growth companies also typically do not pay dividends.  Companies that pay dividends may experience less significant stock price declines during market downturns.

Foreign Securities Risk.  Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

ADR Risk.  ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.  As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Newer Fund Risk.  The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Adviser Risk. The Adviser has limited experience managing a mutual fund.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns for the Fund’s Institutional Class have varied from year-to-year. Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows how the Fund’s average annual total returns over time compare with broad-based securities market indexes. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Fund’s website at www.Torray.com or by calling the Fund toll-free at 844-406-4960.

Calendar Year Total Returns as of December 31:

Best Quarter	Worst Quarter
Q1 2015 9.10%	Q3 2015 (12.73)%

Average Annual Total Returns for the periods ended December 31, 2016
Institutional Class	One Year	Since Inception (1/1/15)
Return Before Taxes	7.65%	0.65%
Return After Taxes on Distributions	7.65%	0.65%
Return After Taxes on Distributions and Sale of Fund Shares	4.33%	0.49%
Investor Class
Return Before Taxes	7.24%	0.35%
Russell 2500® Growth Index (reflects no deductions for fees, expenses or taxes)	9.73%	4.65%
Russell 2500® Index (reflects no deductions for fees, expenses or taxes)	17.59%	6.85%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class will vary to the extent it has different expenses.

Management
Investment Adviser
Torray LLC is the Fund’s investment adviser.

Portfolio Manager
Nicholas C. Haffenreffer, President and Chief Investment Officer of the Adviser, is the portfolio manager responsible for the day-to-day management of the Fund.  Mr. Haffenreffer has managed the Fund since its inception in January 2015.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (TorrayResolute Small/Mid Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 844-406-4960, by wire transfer, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,500	$1,000,000

Subsequent Minimum Investment	$100	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.